Note 4 - Commitments - 10Q	9 Months Ended	12 Months Ended
	Sep. 30, 2025	Dec. 31, 2024
Notes to Financial Statements
Commitments Disclosure [Text Block]
4.	Commitments

Operating Lease. We currently lease office and laboratory space pursuant to an operating lease which expires on December 31, 2025. In August 2025, we entered into an agreement for the lease of laboratory space and in September 2025, we entered into a separate agreement for the lease of office space. Each of these agreements provide access to the respective spaces beginning November 1, 2025 for a three-year term.

Rent expense for the three-month and nine-month periods ended September 30, 2025 was $48,177 and $144,532, respectively, as compared to $46,764 and $140,292, respectively, for the same periods of 2024. Future minimum lease payments total $90,151 in 2025, $313,884 is 2026, $327,192 in 2027 and $282,211 in 2028.

License Agreements. We have entered into license agreements for various technologies and patent rights associated with our product development activities. These agreements may contain provisions for upfront payments, milestone fees due upon the achievement of selected development and regulatory events, minimum annual royalties or other fees, and royalties based on future net sales. Due to the uncertainty of the achievement and timing of the contingent events requiring payment under these agreements, the amounts to be paid by us in the future are not determinable.

Other Commitments. In the normal course of business, we enter into various contracts and purchase commitments including those with contract research organizations (“CROs”) for clinical trial services, contract manufacturing organizations (“CMOs”) for production of materials for use in our clinical trials, and other independent contractors or academic institutions for preclinical research activities and other services and products. Most contracts are generally cancellable, with notice, at the Company’s option. Payments due upon cancellation may consist of payments for services provided or expenses incurred to date, or cancellation penalties depending on the time of cancellation.

5.	Commitments

Operating Lease. We lease approximately 8,400 square feet of office and laboratory space pursuant to an operating lease which expires on December 31, 2025. Rent expense for the years ended December 31, 2024 and 2023 was $187,527 and $182,106, respectively. Future minimum lease payments total approximately $193,000 in 2025 although the lease may be terminated at any time by either party with one hundred eighty days written notice.

License Agreements. We have entered into license agreements for various technologies and patent rights associated with our product development activities. These agreements may contain provisions for upfront payments, milestone fees due upon the achievement of selected development and regulatory events, minimum annual royalties or other fees, and royalties based on future net sales. Due to the uncertainty of the achievement and timing of the contingent events requiring payment under these agreements, the amounts to be paid by us in the future are not determinable.

Other Commitments. In the normal course of business, we enter into various contracts and purchase commitments including those with contract research organizations (“CROs”) and contract manufacturing organizations (“CMOs”) for clinical trials services and production of materials for use in our clinical trials. Most contracts are generally cancellable, with notice, at the Company’s option. Payments due upon cancellation may consist of payments for services provided or expenses incurred to date, or cancellation penalties depending on the time of cancellation.